Long term financial assets	6 Months Ended
Jun. 30, 2020
Long term financial assets
Long term financial assets

5.     Long term financial assets

The Company holds preferred shares in Amphivena recognized at their fair value of €3.2 million (December 31, 2019: €3.2 million). As of June 30, 2020, the fair value increased by €10 as compared to December 31, 2019 due to exchange rate differences recognized in other comprehensive income for the six months ended June 30, 2020 (2019: increase of €24).  During the three months ended June 30, 2020 and 2019 the fair value decreased by €71 and €49 due to exchange rate differences.